2 nd Quarter 2008 Earnings Overview Exhibit 99.2

Forward Looking Statements
This presentation includes “forward-looking statements” within the meaning of the federal securities laws. Words such as “believes,” “estimates,”
“plans,” “expects,” “should,” “may,” “might,” “outlook,” “potential” and “anticipates,” the negative of these terms and similar expressions, as they relate to
The Colonial BancGroup, Inc. (BancGroup) (including its subsidiaries or its management), are intended to identify forward-looking statements. The forward-looking statements in this presentation are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in or implied by such statements. In addition to factors mentioned elsewhere in this presentation or previously disclosed in BancGroup’s SEC reports (accessible on the SEC’s website at www.sec.gov or on BancGroup’s website at www.colonialbank.com), the following factors, among others, could cause actual results to differ materially from forward-looking statements and future results could differ materially from historical performance.
These factors are not exclusive:
losses to our loan portfolio are greater than estimated or expected;
an inability to raise additional capital on terms and conditions that are satisfactory;
the impact of current economic conditions on our ability to borrow additional funds to meet our liquidity needs;
economic conditions affecting real estate values and transactions in BancGroup’s market and/or general economic conditions, either nationally or regionally, that are less favorable then expected;
changes in the interest rate environment which expand or reduce margins or adversely affect critical estimates as applied, projected returns on investments, and fair values of assets;
deposit attrition, customer loss, or revenue loss in the ordinary course of business;
increases in competitive pressure in the banking industry and from non-banks;
costs or difficulties related to the integration of the businesses of BancGroup and institutions it acquires are greater than expected;
the inability of BancGroup to realize elements of its strategic plans for 2008 and beyond;
natural disasters in BancGroup’s primary market areas which result in prolonged business disruption or materially impair the value of collateral securing loans;
management’s assumptions and estimates underlying critical accounting policies prove to be inadequate or materially incorrect or are not borne out by subsequent events;
the impact of recent and future federal and state regulatory changes;
current or future litigation, regulatory investigations, proceedings or inquiries;
strategies to manage interest rate risk may yield results other than those anticipated;
changes which may occur in the regulatory environment;
a significant rate of inflation (deflation);
unanticipated litigation or claims;
acts of terrorism or war; and
changes in the securities markets.
Many of these factors are beyond BancGroup’s control. The reader is cautioned not to place undue reliance on any forward looking statements made by or on behalf of BancGroup. Any such statement speaks only as of the date the statement was made or as of such date that may be referenced within the statement. BancGroup does not undertake any obligation to update or revise any forward-looking statements.

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Significantly increased capital in the second quarter to very strong levels:  Tier 1 Capital of 10.10%, Total Risk Based Capital of 14.13% and
Leverage Ratio of 7.38%
Net loss of $0.05 per share in the quarter
Reduced assets by $1.3 billion: $670 million in mortgage warehouse assets and $608 million in regional bank loans in the 2Q08
Strong liquidity position: over $5 billion of excess borrowing capacity
Average deposit growth was 15% over the 2Q07 and 5% annualized over the 1Q08
2
nd
Quarter 2008 Summary of Results

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Credit Quality – 2
nd
Quarter 2008 Highlights
Aggressive management of problem loans: charged off $73 million in the second quarter and increased foreclosed assets by $94 million bringing nonperforming assets to 2.62% of loans and other real estate
Substantial slowdown in migration of loans from performing to delinquent status as 90 days past due and still accruing loans fell 56% from 1Q08 and 30-89 days past due loans fell 40%
from 1Q08
Significant excess capital and loan loss reserve cushion totaling 289% of nonperforming assets at 6/30/08
Provision exceeded net charge-offs: strengthened loan loss reserve to 1.60% of net loans at
6/30/08 compared to 1.50% at 3/31/08
Isolated problem credits to residential related construction sector of loan portfolio
Residential construction portfolio has decreased by $328.9 million since 3/31/08
Only 15.4% of our residential construction and condo loans have interest reserves, and of those loans, almost 35% are located in Texas, which has not seen credit deterioration
Workout and collection staff increased by 51%
Highly qualified commercial workout group with 88% of the staff having over 15 years of workout and banking experience

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Loan Portfolio
At 6/30/08
($ in millions)
Business Line
Dollars
Outstanding
% of Total Change Since
Portfolio 3/31/08
Past Dues
6/30/08
Past Dues
3/31/08
Residential Construction $2,766.1 17.9%
($328.9)
3.59% 6.07%
Commercial Real Estate & Construction  7,750.1 50.1% (163.1) 1.01% 1.89%
1-4 Family Permanent Real Estate 2,574.0 16.6% (61.5) 2.20% 2.65%
Commercial & Industrial 1,060.6 6.9% (131.6) 1.41% 1.36%
Mortgage Warehouse Lending 580.3 3.7% (17.7) 0% 0%
Consumer & Other 442.9 2.9% 28.9 0.51% 1.34%
Nonaccrual Loans 294.8 1.9% 48.3
Total $15,468.8  100%
($625.6)
1.66% 2.70%

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Residential Construction
By Location and Property Type at 6/30/08 – Excluding Nonaccruals
17.9% of total loan portfolio - $2.766 billion
($ in millions)
Total
Outstanding
Res.
Development
Builder
Lots
Consumer
Lots
Res.
Presold Res. Spec
Res.
Land
Condo
Construction
National
Builders
Florida 1,368 $              529 $                 62 $               82 $           77 $           204 $            199 $        215 $              - $
Texas 495                     262                    38                   5                14              57                  73             17                    29
Georgia 354                     171                    23                   1                37              76                  26             20                    -
Alabama 318                     95                      36                   27              35              99                  19             7                      -
Nevada 154                     60                      1                     2                22              29                  40             -                   -
Other 77                       13                      1                     1                2                5                    40             15                    -
Total 2,766 $              1,130 $             161 $             118 $         187 $         470 $            397 $        274 $              29 $
Res. Development
$1,130
Builder Lots  $161
Consumer Lots  $118
Res. Presold  $187
Res. Spec  $470
Res. Land  $397
Condo Construction
$274
National Builders  $29

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Commercial Real Estate and Construction
(Excluding Residential, Condominium Construction and Nonaccruals)
By Location and Property Type at 6/30/08
50.1% of total loan portfolio - $7.750 billion
($ in millions)
Florida
$4,364.3
56.3%
Georgia
$537.5
6.9%
Texas
$816.9
10.5%
Nevada
$507.3
6.6%
Alabama
$821.8
10.6%
Other
$702.3
9.1%
Property Type Location
Commercial
Lots
$168.6
2.2%
Commercial
Development
$395.8
5.1%
Commercial
Land
$941.4
12.2%
Industrial
$170.8
2.2%
Lodging
$398.6
5.1%
Multifamily
$641.3
8.3%
Office
$1,328.6
17.1%
Other
$860.2
11.1%
Retail
$1,488.0
19.2%
Warehouse
$836.8
10.8%
Healthcare
$520.0
6.7%

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Other Loan Types
Excluding Nonaccruals
At 6/30/08 – 30.1% of total portfolio - $4.658 billion
($ in millions)
1-4 Family
Permanent
Real Estate
$2,574.0
55.3%
Commercial &
Industrial
$1,060.6
22.8%
Consumer &
Other
$442.9
9.5%
Mortgage
Warehouse
Lending
$580.3
12.4%

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Weighted Average LTV
By Property Type – As of 6/30/08
Property Type
Weighted
Average LTV Property Type
Weighted
Average LTV
Total Construction 71.2% Total Commercial Real Estate 63.9%
Residential Construction 73.6%
Church or School 53.2%
Farm 59.7%
Builder Lots 80.0% Healthcare 68.9%
Condo Construction 66.5% Industrial 66.4%
Consumer Lots 74.7% Lodging 59.5%
Residential Development 69.8% Multifamily 68.5%
Residential Land 71.2% Office 66.3%
Residential Spec and Presold 82.1% Retail 61.0%
Warehouse 65.2%
Other 61.3%
Commercial Construction 68.6%
Commercial Development 67.9%
1-4 Family Permanent Real Estate 71.4%
Commercial Land 58.1%
Commercial Lots 68.3%
Healthcare 71.2%
Industrial 80.6%
Lodging 71.4%
Multifamily 81.9%
Office 73.2%
Retail 75.6%
Warehouse 72.3%
Other 60.7%

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Property Type
Location
Nonperforming Assets by Property Type
and Location
At 6/30/08 – Total $408.4 million
($ in millions)
Commercial
Real Estate &
Construction
$110.1
27.0%
1-4 Family
Permanent
Real Estate
$38.6
9.4%
Other Loan
Types
$3.5
0.9%
Residential
Construction
$256.2
62.7%
Florida
$234.0
57.3%
Georgia
$48.6
11.9%
Alabama
$57.9
14.2%
Nevada
$42.8
10.5%
Texas
$7.1
1.7%
Other
$18.0
4.4%

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Florida
$122.7
30.0%
Georgia
$47.1
11.6%
Texas
$6.9
1.7%
Other
$15.4
3.7%
Nevada
$42.5
10.4%
Alabama
$21.6
5.3%
Residential
Development
$86.8
21.2%
Consumer
Lots
$11.3
2.8%
Condo
Construction
$52.1
12.8%
Residential
Land
$31.0
7.6%
Residential
Spec and
Presold
$54.0
13.2%
Builder
Lots
$21.0
5.1%
Residential Construction NPAs
At 6/30/08 – Total $256.2 million (or 62.7% of total nonperforming assets)
($ in millions)
Property Type Location
(note: percentages in above charts represent proportion to total NPAs)

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Commercial Lots
$5.4
1.3%
Lodging
$0.7
0.2%
Healthcare
$0.5
0.1%
Commercial
Land
$58.3
14.3%
Office
$5.5
1.4%
Other
$3.1
0.8%
Retail
$0.9
0.2%
Warehouse
$2.1
0.5%
Commercial
Development
$29.4
7.2%
Multifamily
$2.8
0.7%
Industrial
$1.4
0.3%
Florida
$75.9
18.6%
Georgia
$0.5
0.1%
Other
$1.9
0.5%
Alabama
$31.8
7.8%
Commercial Real Estate and Construction
NPAs
(Excluding Residential and Condominium Construction)
At 6/30/08– Total $110.1 million (or 27.0% of total nonperforming assets)
($ in millions)
Location Property Type
(note: percentages in above charts represent proportion to total NPAs)

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Top Nonperforming Assets
Broken Down By Asset Size
($ in millions)
Asset Size Number Dollars % of NPAs
NPLs > $10 Million 5 $72.8 17.8%
NPLs $5 - $10 Million 7 47.8 11.7%
NPLs $2 - $5 Million 17 54.5 13.4%
ORE > $1.5 Million 11 90.8 22.2%
Total 40 $265.9 65.1%

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Property Type
Location
Net Charge-offs by Property Type and
Location
Six Months Ended June 30, 2008 – Total $106.4 million
($ in millions)
Commercial
Real Estate &
Construction
$24.4
22.9%
1-4 Family
Permanent
Real Estate
$5.8
5.5%
C & I
$3.9
3.7%
Consumer &
Other
$2.4
2.2%
Residential
Construction
$69.9
65.7%
Nevada
$6.7
6.3%
Florida
$80.7
75.8%
Georgia
$8.7
8.2%
Other
$4.1
3.9%
Texas
$0.8
0.8%
Alabama
$5.4
5.0%

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Residential Construction Net Charge-Offs
(YTD)
At 6/30/08 – Total $69.9 million (or 65.7% of total net charge-offs)
($ in millions)
Property Type Location
Condo
$20.1
18.9%
Residential
Land
$5.0
4.7%
Residential
Spec and
Presold
$14.6
13.7%
Residential
Development
$25.3
23.8%
Consumer
Lots
$1.2
1.1%
Builder Lot
Inventory
$3.7
3.5%
Nevada
$6.2
5.8%
Other
$3.1
2.9%
Texas
$0.6
0.6%
Georgia
$7.9
7.4%
Florida
$50.2
47.2%
Alabama
$1.9
1.8%
(note: percentages in above charts represent proportion to total net charge-offs)

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Commercial Real Estate and Construction
Net Charge-Offs (YTD)
(Excluding Residential and Condominium Construction)
At 6/30/08– Total $24.4 million (or 22.9% of total net charge-offs)
($ in millions)
Industrial
$0.2
0.2%
Office
$1.6
1.5%
Warehouse
$2.9
2.7%
Commercial
Lots
$0.1
0.1%
Other
$2.3
2.2%
Commercial
Land
$11.5
10.8%
Multifamily
$3.6
3.3%
Retail
$2.2
2.1%
Nevada
$0.3
0.3%
Other
$1.0
0.9%
Florida
$19.7
18.5%
Alabama
$2.8
2.6%
Georgia
$0.6
0.6%
Location Property Type
(note: percentages in above charts represent proportion to total net charge-offs)

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Excess Capital Position and Reserves
Provide Significant Loss Cushion
($ in millions)
*Estimated
Well
Actual* Capitalized
6/30/08 After tax Pretax Ratios
Tier 1 Capital 10.10% $783 $1,177 6.00%
Total Risk Based Capital 14.13% 789 1,186 10.00%
Tier 1 Leverage 7.38% 621 934 5.00%
Tangible Common Equity Ratio 5.43% N/A
Tangible Capital Ratio 6.60% N/A
Balances
Loan Categories 6/30/08 (Excess Capital + Reserve)
NPAs $408
NPAs + Past Due Loans $654
Residential Construction Loans $2,766 43%
Commercial RE & Construction Loans 7,750 15%
Residential Construction + Commercial RE & Construction Loans $10,516 11%
181%
Capital in Excess of Well
Capitalized Minimums
Loss Absorption %s
289%

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$3,325
$5,090
$4,420
$15,633
$15,496
$14,888
$25,976
$27,353
$26,031
12/31/07 3/31/08 6/30/08 12/31/07 3/31/08 6/30/08 12/31/07 3/31/08 6/30/08
Mortgage Warehouse Assets Loans,
Excl. Warehouse
Total Assets
Active Balance Sheet Management
($ in millions)
53% -13%
-1% -4%
-5% 5%

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Short Term
Borrowings
4%
CD's > $100k
16%
Long Term
Borrowings
17%
Brokered Deposits
6%
Core Deposits
57%
Strong Liquidity Position
6/30/08 Funding Position
Total $23.3 Billion
Loan to Deposit Ratio of 84%
Retail franchise provides the most
important source of funding
• Deposits comprise 79% of total
funding and fund 70% of total
assets
Available sources of funding are
more than $5 billion in excess of
current useage
Sources include: Fed funds, FHLB
availability, brokered deposits and available
collateral
No corporate debt maturities in
2008 – no rollover risk to
institutional market

$8,433
$8,734
$9,419
$10,862
$13,988
$15,788
$16,464
$18,973
$16,566
$18,758
2001 2002 2003 2004 2005 2006 2007 2Q07 1Q08 2Q08
Average Deposits
4%
8%
15%
1
Excluding acquisitions
($ in millions)
29%
5 Year CAGR = 14%
2002 - 2007
96%
13%
5%
1%¹
NOTE:
Growth percent is 2Q07 to 2Q08
15%
7%¹

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Net Interest Income and Margin
($ in millions)
Tax Equivalent
NII NIM
1Q08 $183.8 2.94%
Deposit Pricing and Mix Change (5.0) -0.07%
Impact of Increase in Nonperforming Assets (1.8) -0.04%
New Sub Debt Issuance - 1Q08 (1.9) -0.03%
Asset Sensitivity 1.5 0.03%
Common Stock Issuance - 2Q08 1.3 0.02%
Prepaid FHLB Advances 1.1 0.02%
Decrease in Earning Assets (2.5) 0.01%
2Q08 $176.5 2.88%

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We expect the remainder of 2008 to be a challenging operating environment for all banks including Colonial
Powerful franchise in growth markets
Liquidity is strong
Strong capital position which gives us financial flexibility to weather the tough times ahead
We have isolated the problem credits to the residential related construction sector of the loan portfolio
Risk management activities: increasing capital, reducing loan balances, maintaining strong loan loss reserves
No off-balance sheet items
Insider stock ownership of over 6%
2008 Outlook

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23 Supplemental Information

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Selected Average Balances
($ in millions)
2Q08 1Q08 2Q07 1Q08 2Q07
Earning Assets
24,576 $
25,067 $     20,969 $     -2% 17%
Loans, Net of Unearned Income
15,798
15,994        15,113        -1% 5%
Loans Held for Sale
2,953
3,161           1,882           -7% 57%
Securities
3,663
3,677           2,596           - 41%
Resell Agreements and
Other Interest Earning Assets
2,162
2,235           1,378           -3% 57%
Total Assets
27,016
27,650        23,097        -2% 17%
Total Deposits
18,973
18,758        16,464        1% 15%
Noninterest Bearing Deposits
3,067
3,067           2,936           - 4%
Interest Bearing Transaction Accounts
6,309
6,610           6,375           -5% -1%
Time Deposits
9,597
9,081           7,153           6% 34%
Repurchase Agreements
522
544              511              -4% 2%
S/T Borrowings and Fed Funds
476
1,380           636              -66% -25%
L/T Debt
4,076
4,084           3,034           - 34%
Shareholders' Equity
2,411
2,281           2,166           6% 11%
% Change

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% Change
2Q08 1Q08 2Q07 1Q08 2Q07
Service Charges on Deposit Accounts 19.3 $      19.2 $      18.7 $      1% 3%
Electronic Banking 5.3            5.0            4.6            6% 15%
Other Retail Banking Fees 2.5            2.6            3.3            -4% -24%
Retail Banking Fees 27.1         26.8         26.6         1% 2%
Mortgage Banking Origination and Sales 8.0            6.8            3.7            18% 116%
Financial Planning Services 5.0            4.8            4.3            4% 16%
Mortgage Warehouse Fees 1.2            1.0            6.3            20% -81%
Bank-Owned Life Insurance 5.2            5.1            5.0            2% 4%
Other Income 6.2            7.1            6.9            -13% -10%
Core Noninterest Income 52.7         51.6         52.8         2% -
Securities and Derivatives Gains, Net 3.0            6.1            1.1            -50% 173%
Gain on Sale of Merchant Services -              -              4.9            - -100%
Total Noninterest Income 55.7 $      57.7 $      58.8 $      -4% -5%
0.78% 0.75% 0.92%
23.2% 22.1% 21.7%
Noninterest Income
($ in millions)
1 Core noninterest income was used in the calculation
Annualized Noninterest Income to Average Assets
1
Noninterest Income to Total Revenue
1

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Noninterest Expense
($ in millions)
1 Core noninterest income and core noninterest expense are used in the calculation
% Change
2Q08 1Q08 2Q07 1Q08 2Q07
Salaries and Employee Benefits 74.8 $    73.7 $    70.3 $    1% 6%
Occupancy Expense of Bank Premises, Net 24.1 23.1 18.7 4% 29%
Furniture and Equipment Expense 15.1 14.7 13.4 3% 13%
Professional Services 7.8 5.6 4.6 39% 70%
FDIC Insurance and Other Regulatory Fees 4.4 4.6 1.2 -4% 267%
Amortization of Intangible Assets 4.1 4.2 3.2 -2% 28%
Electronic Banking and Other Retail Banking Expenses 4.1 4.2 5.5 -2% -25%
Loan and Other Real Estate Related Costs 4.5 2.7 0.9 67% 400%
Communications 2.9 2.8 2.9 4% -
Advertising 2.4 2.6 3.7 -8% -35%
Postage and Courier 2.3 2.6 2.7 -12% -15%
Loss on Equity Investments 1.7 2.7 0.7 -37% 143%
Travel 1.5         1.4         2.0         7% -25%
Other Expense 9.8 13.0 7.6 -25% 29%
Core Noninterest Expense 159.5     157.9     137.4     1% 16%
Severance Expense 0.6 0.2 0.5 133% 20%
Merger Related Expenses -           -           1.1 -          -100%
Net Losses Related to the Early Extinguishment of Debt 4.1         5.9         2.5         -31% 64%
Total Noninterest Expense 164.2 $  164.0 $  141.5 $  -          16%
69.59% 67.02% 56.20%
2.36% 2.28% 2.38%
Efficiency Ratio
1
Annualized Noninterest Expense to Average Assets
1

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Diversified CRE/Construction Loan Portfolio
As of 6/30/08
Property Type Total Exposure Central FL West Coast  FL South FL Panhandle FL Northern FL Alabama Georgia Texas Nevada Other
Retail 14.04% 1.54% 2.11% 2.93% 0.17% 0.29% 1.52% 0.76% 2.22% 0.80% 1.70%
Retail - other than gas stations 12.53% 1.37% 1.70% 2.61% 0.17% 0.06% 1.26% 0.66% 2.21% 0.80% 1.69%
Gas Station/Convenience Store 1.51% 0.17% 0.40% 0.32% 0.00% 0.23% 0.26% 0.10% 0.01% 0.01% 0.02%
Residential Development 13.49% 2.94% 1.70% 0.31% 0.69% 0.26% 1.18% 1.93% 3.71% 0.60% 0.17%
Builder Lot Inventory 1.66% 0.12% 0.18% 0.09% 0.23% 0.01% 0.37% 0.22% 0.42% 0.01% 0.01%
Commercial Development 4.84% 1.11% 0.49% 0.60% 0.00% 0.02% 0.08% 0.02% 0.64% 1.48% 0.40%
Commercial Lot Inventory 1.62% 0.09% 0.31% 0.36% 0.01% 0.00% 0.05% 0.47% 0.18% 0.01% 0.14%
Residential Homes (under construction) 8.25% 1.67% 1.21% 0.71% 0.09% 0.05% 1.32% 1.59% 0.67% 0.81% 0.13%
Multi-family 7.14% 0.40% 1.90% 1.25% 0.08% 0.10% 0.87% 0.35% 1.25% 0.27% 0.67%
Land Only 13.98% 3.16% 2.08% 1.01% 1.34% 0.08% 1.15% 0.59% 1.82% 1.36% 1.39%
Commercial Land 9.72% 1.95% 1.72% 0.78% 0.90% 0.07% 0.95% 0.34% 1.03% 0.98% 1.00%
Residential Land 4.27% 1.21% 0.36% 0.23% 0.44% 0.01% 0.21% 0.25% 0.78% 0.38% 0.39%
Office 9.11% 1.43% 1.90% 2.53% 0.11% 0.14% 0.51% 0.48% 1.09% 0.25% 0.66%
Office - non-medical 8.10% 1.04% 1.74% 2.48% 0.11% 0.14% 0.45% 0.41% 0.90% 0.22% 0.61%
Office - Medical 1.01% 0.39% 0.16% 0.05% 0.00% 0.00% 0.06% 0.07% 0.20% 0.03% 0.05%
Condominium Bldgs - Construction 3.58% 1.40% 1.15% 0.29% 0.05% 0.00% 0.09% 0.28% 0.18% 0.00% 0.15%
Warehouse 5.83% 0.96% 1.23% 1.63% 0.00% 0.00% 0.45% 0.33% 0.15% 0.81% 0.26%
Warehouse with Office 3.25% 0.56% 0.93% 0.87% 0.00% 0.00% 0.20% 0.23% 0.06% 0.39% 0.00%
Warehouse 1.32% 0.24% 0.16% 0.64% 0.00% 0.00% 0.02% 0.07% 0.05% 0.00% 0.15%
Mini-Warehouse 1.26% 0.16% 0.15% 0.12% 0.00% 0.00% 0.23% 0.04% 0.04% 0.41% 0.11%
Healthcare - Living Facility 1.44% 0.00% 0.07% 0.02% 0.07% 0.00% 0.18% 0.32% 0.24% 0.00% 0.53%
Skilled Nursing Facility 0.32% 0.00% 0.00% 0.00% 0.07% 0.00% 0.18% 0.00% 0.00% 0.00% 0.07%
Assisted Living Facility 0.80% 0.00% 0.07% 0.02% 0.00% 0.00% 0.00% 0.00% 0.24% 0.00% 0.46%
Congregate Care Facility 0.32% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.32% 0.00% 0.00% 0.00%
Healthcare 1.83% 0.02% 0.09% 0.01% 0.00% 0.00% 0.01% 0.00% 1.60% 0.01% 0.08%
Lodging 5.61% 1.08% 0.90% 0.37% 0.00% 0.07% 0.57% 1.14% 0.68% 0.12% 0.70%
Recreation 0.17% 0.04% 0.07% 0.01% 0.00% 0.01% 0.04% 0.00% 0.00% 0.00% 0.00%
Industrial 0.91% 0.08% 0.19% 0.04% 0.00% 0.00% 0.04% 0.03% 0.44% 0.05% 0.03%
Farm 0.96% 0.28% 0.12% 0.31% 0.00% 0.02% 0.10% 0.00% 0.06% 0.00% 0.07%
All Other Types 3.35% 0.80% 0.74% 0.62% 0.07% 0.19% 0.20% 0.11% 0.20% 0.01% 0.42%
Nonaccrual 2.18% 0.28% 0.28% 0.28% 0.28% 0.28% 0.28% 0.28% 0.28% 0.28% 0.28%
Total 100.00% 17.42% 16.72% 13.37% 3.20% 1.51% 9.02% 8.91% 15.85% 6.87% 7.81%
Notes:
1) Includes outstanding exposures (balances plus commitments).
2) Does not include owner occuppied properties (except for owner occupied Healthcare - Living Facilities and Gas Stations).
Includes Commercial Real Estate and Construction Loan Exposures
(Principal Balances and Amounts Available To Be Drawn)
Expressed as a Percentage of Commercial Real Estate Portfolio Commitments as of 6-30-08
Commercial Real Estate Exposures by Geographic Location